GE Capital Equipment Loan Trust 1997-A         Servicer Certificate for December 1998             Exhibit 99.2

$304,203,000   Class A 6.85% Asset Backed Notes
$26,452,783    Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                              20-Jan-99
Collection Period Begin Date                                                                         01-Dec-98
Collection Period End Date                                                                           31-Dec-98
Days in accrual period (30/360)                                                                             30
Month(s) in Revolving Period                                                                                20

Part I -- Monthly Data Input

Deposits to Collection Account                                                                  $14,362,098.58
     Collections Allocable to Principal Funding Account                                         $12,112,287.13
     Collections Allocable to Interest Payment Account                                           $2,249,811.45

Miscellaneous Data
     Initial Pool Balance                                                                      $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                       $330,655,783.00
      Subsequent Receivables Purchased                                                          $14,543,003.21
     Current APR of Pool                                                                                  8.08%
     Remaining Residual Amount                                                                   $1,435,488.18
     Obligor Over-Concentration Amount                                                                   $0.00
     Cumulative Net Losses                                                                         $226,250.72
     Deliquencies - 60 to 90 Days                                                                        $0.00
     Deliquencies - Over 90 Days                                                                   $560,623.45
     Realized Losses (Current Period)                                                              $112,624.35
     Recoveries                                                                                      $1,543.54
     Acquired Receivables - Transferor (Current Period)                                                  $0.00
     Acquired Receivables - Servicer (Current Period)                                                    $0.00
     Investment Earnings
       Collection Account                                                                           $37,277.60
       Principal Funding Account                                                                     $3,678.96
       Reserve Account                                                                              $18,482.75
     Total Investment Earnings                                                                      $59,439.31
--------------------------------------------------------------------------------------------------------------
Part II -- Summary

Total Principal Balance of Notes (Beginning of Period)                                         $330,655,783.00
       Class A Note Beginning Principal Balance                                                $304,203,000.00
       Class B Note Beginning Principal Balance                                                 $26,452,783.00

Total Principal Balance of Notes (End of Period)                                               $330,655,783.00
       Class A Note Principal Balance (End of Period)                                          $304,203,000.00
               Class A Note Pool Factor (End of Period)                                              1.0000000
       Class B Note Principal Balance (End of Period)                                           $26,452,783.00
               Class B Note Pool Factor (End of Period)                                              1.0000000

Collection Account Deposit
       Total Collections and Investment Income for the Period                                   $14,421,537.89

Administration Fee Accrued during this Period                                                          $500.00

Principal Funding Account (PFA)                                                                 $14,713,504.12
       Class A Noteholders' Principal Distributable Amount                                               $0.00
       Class B Noteholders' Principal Distributable Amount                                               $0.00

Interest Payment Account (IPA)                                                                   $1,887,493.43
       Noteholders' Class A Interest Distributable Amount                                        $1,736,492.13
       Noteholders' Class B Interest Distributable Amount                                          $151,001.30

Servicing Fees Accrued during this Period                                                          $137,773.24

Reserve Account
       Beginning Reserve Account Balance                                                         $4,742,046.01
       Distribution from Reserve Account for Shortfalls                                                  $0.00
       Deposits to Reserve Account from PFA/IPA                                                          $0.00

       Ending Reserve Account Balance                                                            $4,742,046.01
==============================================================================================================

GE Capital Equipment Loan Trust 1997-A         Servicer Certificate for December 1998             Exhibit 99.2
Part III -- Servicing Calculations

Initial Pool Balance                                                                           $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                  $330,655,783.00
Pool Balance (End of Collection Period)                                                        $330,655,783.00

Total Collections                                                                               $14,421,537.89
     Collections Allocable to Principal Funding Account                                         $12,112,287.13
     Collections Allocable to Interest Payment Account                                           $2,249,811.45
Prior Principal Funding Account Balance                                                          $2,488,592.64
Recoveries                                                                                           $1,543.54
Investment Income for the Period                                                                    $59,439.31

Principal Funding Account (PFA)                                                                 $14,600,879.77
Interest Payment Account (IPA)                                                                   $2,310,794.30

Principal Distributable Amount                                                                  $14,713,504.12

1.  Trigger Tests

(a)  Are cumulative net losses greater than=3.00% of the Original Pool Balance?                             NO
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?     NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?     NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                         NO
          Has an Early Amortization Event Occurred?                                                         NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                       $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                           0.00%
Class A Noteholders' Principal Distributable Amount                                                      $0.00

Class B Note Beginning Principal Balance                                                        $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                     $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                           0.00%
Class B Noteholders' Principal Distributable Amount                                                      $0.00

Interest Accrued on Class A Notes this period         6.85%                                      $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Noteholders' Class A Interest Distributable Amount                                               $1,736,492.13

Interest Accrued on Class B Notes this period         6.85%                                        $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                      $0.00
Interest Due (in Arrears) on above Shortfall                                                             $0.00
Noteholders' Class B Interest Distributable Amount                                                 $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                   $2,310,794.30
     Servicing Fee Shortfall (Previous Period)                                                           $0.00
     Servicing Fees Accrued during this Period                    0.50%                            $137,773.24
     Servicing Fees Paid this Period from IPA                                                      $137,773.24
     Preliminary Servicing Fee Shortfall (Current Period)                                                $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
     Servicing Fee Shortfall (Current Period)                                                            $0.00

Remaining Interest Payment Account (IPA)                                                         $2,173,021.06

     Administration Fee Shortfall (Previous Period)                                                      $0.00
     Administration Fee Accrued during this Period              $500/mon                               $500.00
     Administration Fee Paid this Period from IPA                                                      $500.00
     Preliminary Administration Fee Shortfall (Current Period)                                           $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
     Administration Fee Shortfall (Current Period)                                                       $0.00

Remaining Interest Payment Account (IPA)                                                         $2,172,521.06

GE Capital Equipment Loan Trust 1997-A         Servicer Certificate for December 1998             Exhibit 99.2

     Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                 $0.00
     Interest Due (in Arrears) on above Shortfall                                                        $0.00
     Interest Accrued on Class A Notes this period                                               $1,736,492.13
     Noteholders' Class A Interest Distributable Amount from IPA                                 $1,736,492.13
     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                      $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
     Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00

Remaining Interest Payment Account (IPA)                                                           $436,028.93

     Deposit to Reserve Account (from IPA)                                                               $0.00

Remaining Interest Payment Account (IPA)                                                           $436,028.93

     Deposit to Principal Funding Account (from IPA)                                               $112,624.35
     Receipt from Reserve Account for shortfall                                                          $0.00

Remaining Interest Payment Account (IPA)                                                           $323,404.58

     Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                 $0.00
     Interest Due (in Arrears) on above Shortfall                                                        $0.00
     Interest Accrued on Class B Notes this period                                                 $151,001.30
     Noteholders' Class B Interest Distributable Amount from IPA                                   $151,001.30
     Noteholders' Class B Interest Carryover Shortfall (Current Period)                                  $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                        $172,403.28

Principal Funding Account (PFA)(including addition, if any, from IPA)                           $14,713,504.12

     Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                $0.00
     Class A Noteholders' Monthly Principal Distributable Amount                                         $0.00
     Class A Noteholders' Principal Distributable Amount Paid from PFA                                   $0.00
     Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                     $0.00
     Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Remaining Principal Funding Account (PFA)                                                       $14,713,504.12

     Deposit to Reserve Account (from PFA)                                                               $0.00

Remaining Principal Funding Account (PFA)                                                       $14,713,504.12

     Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                $0.00
     Class B Noteholders' Monthly Principal Distributable Amount                                         $0.00
     Class B Noteholders' Principal Distributable Amount Paid from PFA                                   $0.00
     Class B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

Remaining Principal Funding Account                                                             $14,713,504.12
Amount to Transferor to purchase Subsequent Receivables                                         $14,543,003.21
                                                                                                --------------
Ending Principal Funding Account Balance                                                           $170,500.91

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                $4,742,046.01

Distribution from Reserve Account                                                                        $0.00
     Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                    $0.00
     Withdrawal from Reserve Account to Cover Administration Fee Shortfall                               $0.00
     Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                      $0.00

Preliminary Reserve Account Balance                                                              $4,742,046.01

     Deposit to Reserve Account (from IPA)                                                               $0.00

Preliminary Reserve Account Balance                                                              $4,742,046.01

Distribution from Reserve Account                                                                        $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
     Transfer to PFA for Realized Losses                                                                 $0.00
Preliminary Reserve Account Balance                                                              $4,742,046.01

GE Capital Equipment Loan Trust 1997-A         Servicer Certificate for December 1998             Exhibit 99.2

     Deposit to Reserve Account (from PFA)                                                               $0.00

Preliminary Reserve Account Balance                                                              $4,742,046.01

Specified Reserve Account Balance                                                                $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period             1.00%                $4,742,046.01
     plus additions; and
(b)  Class A Principal Balance (End of Period)                                                 $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balanc                 YES

Excess Amount in Reserve Account released to Transferor                                                  $0.00

Ending Reserve Account Balance                                                                   $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any            0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3
  consecutive months?                                                                                  NO
How many months has the Pool Balance been less than the Note Balance, if any?                           0

6.  Ending Balances
     Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00
     Noteholders' Class B Interest Carryover Shortfall (Current Period)                                  $0.00
     Class A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
     Class B Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00

     Class A Note Principal Balance (End of Period)                                            $304,203,000.00
     Class B Note Principal Balance (End of Period)                                             $26,452,783.00
     Total Principal Balance of Notes (End of Period)                                          $330,655,783.00

     Class A Note Pool Factor (End of Period)                 $304,203,000.00                        1.0000000
     Class B Note Pool Factor (End of Period)                  $26,452,783.00                        1.0000000
     Total Notes (End of Period)                                                                     1.0000000

     Class A Notes Principal Balance at close of Revolving Period                                         0.00
     Principal Pool Balance at close of Revolving Period                                                  0.00
     Class A Noteholders Percentage at the close of the Revolving Period                                  0.00%

     Servicer's Yield                                                                                10,094.60

                                    Page 4